  EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

SolarWindow Technologies Announces Limited Time Direct to Investors Offering

Columbia, MD – February 23, 2016 –SolarWindow Technologies, Inc. (OTCQB: WNDW), the leading developer of first-of-its-kind electricity-generating transparent coatings for glass and flexible plastics, announced today that the company has launched a direct-to-investors capital raise using the Securities and Exchange Commission's (SEC) recently enacted Rule 506(c).

The SEC ratified Rule 506(c) as a direct result of the Jumpstart Our Business Startups Act, which was signed into law in April 2012, and is intended to encourage funding of U.S. businesses. Prior to Rule 506(c), smaller companies were frequently forced to rely on venture capitalists and investment bankers to locate investors in order to raise capital. By using Rule 506(c) for its current offering, the company is proud to bring this opportunity directly to the investing public.

"Late last year, we publicly demonstrated our working SolarWindow™ generating electricity from both sunlight and indoor light, for the first time ever," said John A. Conklin, President and CEO, SolarWindow Technologies, Inc. "At that time, we committed to pursue new and innovative methods for raising capital and rewarding our stockholders in our bid to move SolarWindow™ towards commercialization - this offering is our early fulfillment of that promise. Best of all, every dollar raised will assist us in moving our breakthrough SolarWindow™ technology closer to our commercial goals."

Mr. Joseph Sierchio, SolarWindow Director and Managing Partner of Sierchio & Partners, LLP, the company's legal counsel, said, "Until the SEC adopted Rule 506(c), development stage companies with innovative and promising technologies were often stifled by an inability to raise critical capital through 'traditional' avenues, such as investment banks. Rule 506(c) now provides emerging growth companies, such as SolarWindow Technologies, with a new alternative by permitting issuers to offer an investment opportunity directly to accredited investors without employing costly intermediaries."

To access the company's offering materials and for more information about SolarWindow™ technology and the offering please visit: www.SolarWindow.com/Revolution.

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How to Participate in the Offering:

1.

To see if an investment in SolarWindow is right for you, please review the company's offering materials, including the description of the risks associated with an investment in SolarWindow, as this investment may be deemed speculative and not suitable for all potential investors.

2.	If you determine an investment in SolarWindow is right for you:

(A)	submit your completed and signed Subscription Agreement

(B)	submit a copy of your government issued photo ID

(C)	transmit payment to the company

(D)

provide verification that you are an accredited investor – this can be done either by forwarding the company a verification letter from your accountant, lawyer or broker (a form of which is included in the offering materials), or by providing the company with the other documentation described in the offering materials

For assistance at any time, please call: 800-213-0689.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. is a developer of next generation, transparent electricity-generating SolarWindow™ coatings.

SolarWindow™ coatings generate electricity on see-through glass and flexible plastics with colored tints popular to skyscraper glass. Unlike conventional systems, SolarWindow™ can be applied to all four sides of tall towers, generating electricity using natural and artificial light conditions and even shaded areas. SolarWindow™ uses organic materials, which are dissolved into liquid, ideal for low-cost high-output manufacturing; and is the subject of a patent pending technology.

For additional information, please call Ms. Briana L. Erickson toll free at 1-800-213-0689 or visit: www.solarwindow.com.

To receive future press releases via email, please visit: http://solarwindow.com/join-our-email-list/.

Follow us on Twitter @solartechwindow, or follow us on Facebook.

To view the full HTML text of this release, please visit: http://solarwindow.com/media/news-events/.

Media Contact:

TrendLogic

Dwain Schenck

800-992-6299

dwain@trendlogicpr.com

For answers to frequently asked questions, please visit our FAQs page: http://solarwindow.com/investors/faqs/

Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindowTM technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company's website and the social media channels listed below:

•	Facebook
•	Twitter

* This list may be updated from time to time.

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NO OFFER TO SELL

The information contained in this press release is provided for information purposes only. The information in this press release is not an offer to sell or solicitation of an offer to buy or subscribe for the securities of SolarWindow Technologies, Inc., nor shall there be any sale of such securities in any country or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such country or state. Any such offer or solicitation will be pursuant to exemptions from registration requirements set out in applicable securities laws and made only by means of delivery of the Private Placement Memorandum dated February 16, 2016, as the same may from time to time be amended, relating to a particular investment to qualified investors in those jurisdictions where permitted by law. Investing in securities is not suitable for every investor and there is a risk of loss of your entire investment. This press release is a summary only of certain important matters relating to SolarWindow Technologies, Inc. and is qualified in its entirety by the detailed information in the offering materials. Prospective investors should take note of the risk factors described therein. Nothing in this press release is intended to be, and you should not consider anything herein to be, investment, accounting, tax or legal advice.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the "company" or "SolarWindow Technologies") believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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